SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 2005

                                HORIZON PCS, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                               333-51240                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                                  45601-0480
         (Address of principal                                (Zip Code)
          executive offices)

       (Registrant's telephone number including area code) (740) 772-8200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2005, Horizon PCS, Inc. ("Horizon", or the "Company") entered into Letter Agreements (the "Agreements") with William A. McKell, Peter M. Holland, and Monesa Skocik (the "Executives"). The Agreements for Messrs. McKell and Holland provide that each Executive's employment shall be terminated "without cause" immediately following the effective time (the "Effective Time") of the merger with iPCS, Inc. ("iPCS") and also amend their Non-Qualified Stock Option Agreements (the "Options") entered into by and between Horizon and each of the Executives, each dated as of October 21, 2004. The Agreements for Messrs. McKell and Holland extend the period during which each Executive may exercise his options granted pursuant to Executive's respective Option which remain unvested immediately prior to the Effective Time if such Executive's employment is terminated in the manner set forth in Section 3(a) of the applicable Option. This extension provides that the Executive has until March 14, 2006 to exercise the Option which will become vested immediately following the Effective Time. The agreement with Ms. Skocik provides that the Company may not terminate her employment for any reason other than "cause" (as defined in her employment agreement) prior to December 31, 2005 and that a termination of her employment on or after such date shall be deemed for "good reason" (as defined in her employment agreement). The Agreements are filed as Exhibits 99.1 through 99.3 to this Form 8-K.


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

See Item 1.01 above. The Agreements will have the effect of terminating the employment "without cause" of each of Messrs. McKell and Holland under their respective employment agreements immediately following the Effective Time.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

See Item 1.01 above. Mr. McKell is the Chief Executive Officer and President, and Mr. Holland is the Chief Financial Officer and principal accounting officer, of Horizon. Their respective Agreements have the effect of terminating their employment in those capacities immediately following the Effective Time. Upon the completion of the merger with iPCS, iPCS will be the surviving company. Consequently, no replacement officers are to be appointed upon the effectiveness of the Agreements. The officers of iPCS will remain the officers of the surviving company.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01(C)  EXHIBITS.

         Exhibit
          Number    Description
         -------    -----------

          99.1 Letter Agreement dated as of June 29, 2005, by and between the Registrant and William A. McKell

          99.2 Letter Agreement dated as of June 29, 2005, by and between the Registrant and Peter M. Holland

          99.3 Letter Agreement dated as of June 29, 2005, by and between the Registrant and Monesa Skocik

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HORIZON PCS, INC.

Date:   June 30, 2005                By:   /s/ Peter M. Holland
                                          --------------------------------------
                                          Peter M. Holland
                                          Chief Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)